                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C.  20549

                                      FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  August 10, 2000

                         DITECH COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                    (State or other jurisdiction of incorporation)



                     000-26209                          94-2935531
               (Commission File No.)         (IRS Employer Identification No.)



                              825 E. MIDDLEFIELD ROAD
                              MOUNTAIN VIEW, CA  94043
                (Address of principal executive offices and zip code)


          Registrant's telephone number, including area code: (650) 623-1300


                              ------------------------

ITEM 5. OTHER EVENTS.

     On February 1, 2000, Ditech Communications Corporation, a Delaware corporation (the "Company"), acquired the assets from Ingenuous (formerly Telinnovation), Ingenuous Corporation (formerly Telinnovation Corporation), and Ingenuous Service Corporation (formerly Telinnovation Service Corporation) (collectively, the "Ingenuous Entities"). The acquisition was previously reported on the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2000. Such Current Report included the unaudited pro forma condensed combined statement of operations for the six months ended October 31, 1999, relating to the acquisition.

     The unaudited pro forma condensed combined statement of operations for the twelve months ended April 30, 2000 relating to the acquisition, are filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (UNAUDITED)

     The following unaudited pro forma condensed combined statement of operations gives effect to the acquisition of the assets of the Ingenuous Entities, which was accounted for on a purchase basis. The unaudited pro forma condensed combined statement of operations gives effect to the acquisition by combining the results of operations of the Company and the Ingenuous Entities for the twelve months ended April 30, 2000 on a purchase basis. This unaudited pro forma condensed combined statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2000, as filed with the Securities and Exchange Commission on July 31, 2000.

     The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

                                      1.

                       DITECH COMMUNICATIONS CORPORATION
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                       TWELVE MONTHS ENDED APRIL 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  PRO FORMA            PRO FORMA
                                               DITECH            INGENUOUS       ADJUSTMENTS           COMBINED
                                           ----------------  ----------------  ----------------     ----------------
Revenues                                        $  116,946        $    4,303       $    (3,591)c         $  117,658

Cost of goods sold                                  34,913                 -              (631)c             34,282
                                           ----------------  ----------------  ----------------     ----------------

Gross profit                                        82,033             4,303            (2,960)              83,376
                                           ----------------  ----------------  ----------------     ----------------

Operating expenses:
    Sales and marketing                              9,411                 -                 -                9,411
    Research and development                         8,559               507             5,737 b             14,803
    General and administrative                       4,296               316                 -                4,612
    Purchased Research and Development               8,684                 -                 -                8,684
    Amortization of goodwill
      and other intangibles                          1,860                 -             5,580 b              7,440
                                           ----------------  ----------------  ----------------     ----------------
        Total operating expenses                    32,810               823            11,317               44,950
                                           ----------------  ----------------  ----------------     ----------------

Income from operations                              49,223             3,480           (14,277)              38,426
                                           ----------------  ----------------  ----------------     ----------------

Other income                                             -             1,955            (1,955)d                  -
Interest income, net                                 1,545                98               (98)a              1,545
                                           ----------------  ----------------  ----------------     ----------------

Income before provision for income taxes            50,768             5,533           (16,330)              39,971
                                           ----------------  ----------------  ----------------     ----------------

Provision for income taxes                          20,765                -             (4,351)e             16,414
                                           ----------------  ----------------  ----------------     ----------------

Net income                                          30,003            5,533            (11,979)              23,557
                                           ----------------  ----------------  ----------------     ----------------

Accretion of mandatorily redeemable
    preferred stock                                     99                 -                 -                   99
                                           ----------------  ----------------  ----------------     ----------------

Net income attributable to
    common stockholders                         $   29,904        $    5,533       $   (11,979)          $   23,458
                                           ----------------  ----------------  ----------------     ----------------
                                           ----------------  ----------------  ----------------     ----------------

Net income per share - basic                                                                              $    0.97
                                                                                                    ----------------
                                                                                                    ----------------

Net income per share - diluted                                                                            $    0.84
                                                                                                    ----------------
                                                                                                    ----------------

Shares used in per share computation
    Basic                                                                                                    24,105
                                                                                                    ----------------
                                                                                                    ----------------

    Diluted                                                                                                  27,916
                                                                                                    ----------------
                                                                                                    ----------------

             The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                      2.

                      DITECH COMMUNICATIONS CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.     PRO FORMA ADJUSTMENTS

       (a) To eliminate the Ingenuous Entities' revenues or expenditures not relating to the portion of the business acquired or assumed in the acquisition of the echo cancellation business.

       (b) To reflect the amortization of stock compensation, developed technology and goodwill, as if the acquisition had occurred on May 1, 1999 as applicable.

       (c) To reflect elimination of inter-company transactions, being the payment of royalties and the purchase of technology.

       (d) To reflect elimination of proceeds from sale of the Company's common stock by the Ingenuous Entities.

       (e) To reflect income taxes/benefits on pro forma profits/(losses) of the Ingenuous Entities at an assumed rate of 40.3%.

           (b) EXHIBITS

               None.

                                      3.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   DITECH COMMUNICATIONS CORPORATION
                                   a Delaware corporation

Dated:  August 10, 2000            By:  /s/ Timothy K. Montgomery
                                      -------------------------------------
                                      Timothy K. Montgomery
                                      President and Chief Executive Officer


                                      4.